UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): December 14, 2009

ROCK-TENN COMPANY
(Exact name of registrant as specified in its charter)

Georgia	0-23340	62-0342590

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2009, the Board of Directors of Rock-Tenn Company (“RockTenn”) approved an amendment to RockTenn’s Bylaws, that became effective on December 14, 2009, to provide that a director elected to fill a vacancy shall serve until the next election of directors by the shareholders, rather than through the unexpired term of his predecessor.

Item 9.01.          Financial Statements and Exhibits.

     (d)    Exhibits

3.1   Amendment to the Bylaws of Rock-Tenn Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 14, 2009

ROCK-TENN COMPANY

		By	/s/ Robert B. McIntosh
Name: Robert B. McIntosh
Title: Executive Vice President,
General Counsel and Secretary